Events after balance sheet date	12 Months Ended
Dec. 31, 2017
Events after balance sheet date
Events after balance sheet date

34. Events after balance sheet date

On March 20, 2018, 298,184 warrants were exercised (with an average exercise price of €13.16 per warrant). This resulted in a share capital increase (including issuance premium) of €3,924.2 thousand and the issuance of 298,184 new ordinary shares. The closing price of our share on March 20, 2018 was €83.72.